UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2021

Prelude Therapeutics Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39527	81-1384762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Powder Mill Road Wilmington, Delaware		19803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 467-1280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On January 4, 2020, Prelude Therapeutics Incorporated (the “Company”) filed a registration statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with a proposed public offering of shares of the Company’s common stock by the Company (the “Offering”), which contained information regarding the Company’s preliminary estimates of certain financial metrics for the three months and fiscal year ended December 31, 2020. In the Registration Statement, the Company disclosed that it expects to report that the Company had cash and cash equivalents of approximately $218.3 million as of December 31, 2020.

The Company’s audited financial statements for the fiscal year ended December 31, 2020 are not yet available. Accordingly, the preliminary financial metrics and results included in the Registration Statement are estimates subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the audit of the Company’s financial statements. The preliminary results may differ materially from the actual results that will be reflected in the Company’s audited financial statements when they are completed and publicly disclosed.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

The Company is furnishing its corporate presentation which it intends to use in conferences and meetings. The full copy of the Company’s corporate presentation is filed as Exhibit 99.1 hereto.

The information furnished in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act except as expressly set forth by specific reference in such a filing.

Item  9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Corporate Presentation dated January 2021

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the Company’s expected cash and cash equivalents as of December 31, 2020, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, filed with the SEC on November 10, 2020, the Registration Statement related to the Offering, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRELUDE THERAPEUTICS INCORPORATED
Date: January 4, 2021	By:	/s/ Brian Piper
Brian Piper
Chief Financial Officer